UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

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☒	Definitive Proxy Statement
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IMCO Recycling Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A is being filed to include the correct text of the Charter of the Audit Committee of the Board of Directors of IMCO Recycling Inc. as Annex A to the Company’s definitive Proxy Statement for its 2003 Annual Meeting of Stockholders. The text of the Annex A to the definitive Proxy Statement filed by the Company with the Securities and Exchange Commission on April 7, 2003 was an earlier draft version of the Charter and was not the correct version that was finalized and approved and adopted by the Board of Directors of the Company.

IMCO Recycling Inc.

5215 North O’Connor Blvd.

Suite 1500

Central Tower at Williams Square

Irving, Texas 75039

April 11, 2003

Dear Stockholder:

You were recently sent a copy of the Proxy Statement dated April 7, 2003 of IMCO Recycling Inc. for our Annual Meeting of Stockholders to be held on May 7, 2003.

The current version of the Charter of the Audit Committee of the Board of Directors of our Company was to be attached to that Proxy Statement as Annex A. Unfortunately, due to an administrative oversight, the version of the Charter that was attached was not the correct version. The correct version that was approved and adopted by our Audit Committee and our Board of Directors is attached as Annex A to this communication. In this regard, please disregard the version of the Audit Committee Charter that was attached to the Proxy Statement. We apologize for this oversight and for any confusion that this may have caused you.

In the event that you have already returned your proxy card and wish now to change your vote, please contact Paul V. Dufour or Jeffrey S. Mecom at (972) 401-7200 to obtain another proxy card. Proxy cards will of course also be available at the Annual Meeting.

Sincerely,

Paul V. Dufour

Secretary

ANNEX A

CHARTER OF THE

AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS OF

IMCO RECYCLING INC.

PURPOSE

The Audit Committee is a committee of the Board of Directors of IMCO Recycling Inc. Its purpose is to:

•	Assist the Board in fulfilling its oversight responsibilities by:

•	Overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

•	Monitoring the integrity of financial information that will be provided to the shareholders and others and the Company’s compliance with legal and regulatory requirements.

•	Reviewing areas of potential significant financial risk to the Company including evaluation of the system of internal controls and procedures for financial reporting which management and the Board of Directors has established.

•	Monitoring the qualifications and independence of the Company’s external auditors.

•	Monitoring the performance of the Company’s external auditors and internal auditing function.

•	Reporting on all such matters to the Board of Directors.

•	Prepare the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and requirements of law. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness and legality of the accounting principles and reporting policies that are used by the Company. The external auditors are responsible for auditing the Company’s financial statements annually, for reviewing the Company’s unaudited interim financial statements and for reporting on certain matters to the Audit Committee.

MEMBERSHIP & MEETINGS

•	Committee members shall meet the requirements of the New York Stock Exchange.

•	The Committee shall consist of not less than three members and all members must be directors of the Company, affirmatively determined by the Board of Directors to be independent directors as defined by New York Stock Exchange requirements, the Sarbanes-Oxley Act of 2002 and applicable rules of the Securities and Exchange Commission. Notwithstanding the foregoing, no member of the Committee may be an “affiliated person” of the Company or any of its subsidiaries as defined by the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder.

•	All members of the Committee shall be financially literate and able to read and understand fundamental financial statements.

•

At least one member of the Committee shall be determined by the Board to be a “financial expert” as that term is defined by the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder. Disclosures concerning any financial experts serving on the Committee will be made in accordance with SEC rules. Notwithstanding the foregoing, the failure of the Committee at any time to have such a “financial expert” serving on the Committee will not, by itself, render the Committee in violation of this charter, so long as the Board and Committee are attempting in good faith to find such a replacement financial expert to serve on the Board and Committee, and the Committee meets other requirements of the New York Stock Exchange and applicable law, rules and regulations.

•	The Committee shall meet at least four times each year.

•	The Committee should meet privately in executive session at least quarterly with the Vice President of Audit Services (or any other officer of the Company having overall responsibility at the time in question for the Company’s internal auditing function) and the external auditors, to discuss any matters that the Committee believes should be discussed.

•	Director’s fees shall be the only compensation a Committee member shall be permitted to receive from the Company. Without limiting the foregoing, no member of the Committee may accept from the Company any consulting, advisory or other compensatory fees (other than director’s fees for service on the Company’s Board, this Committee, or other Board Committees).

DUTIES & RESPONSIBILITIES

General

•	Consider, in consultation with the external and internal auditors, the audit scope and plan for the Company.

•	Review with management and the external auditors the Company’s annual and quarterly financial results prior to release of earnings. Discuss certain matters required to be communicated to audit committees in accordance with Statement of Auditing Standards (SAS) No. 61.

•	Meet separately with each of management, the external auditors and the internal auditors, at least quarterly, to review the integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements, including a review of significant issues concerning litigation, contingencies, claims or assessments and material accounting issues that require disclosure in the financial statements. This review should include a discussion of recent FASB or other regulatory agency pronouncements that have a material impact on the organization.

•	While recognizing that the fundamental responsibility for the Company’s financial statements and disclosures rests with management:

•	Review analyses prepared by management and/or the external auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effect of alternative GAAP methods on the Company’s financial statements;

•	Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements; and

•	Review and discuss with management and the external auditors filings with the SEC and other published documents containing the Company’s financial statements.

•	Review the Company’s policies relating to compliance with laws and regulations; the Company’s Code of Business Conduct and Ethics; the Senior Executives’ Code of Ethics; officers’ expense accounts, perquisites, and use of corporate assets; certain conflicts of interest and the investigation of misconduct or fraud.

•	Review legal and regulatory matters that may have a material impact on the Company’s financial statements, the Company’s related compliance policies and programs and reports received from regulators.

•	Annually, prepare a report to the shareholders as required by the SEC. The report should be signed by each member of the Committee and included in the Company’s annual proxy statement.

•	State in the Company’s annual proxy statement that the Committee has adopted a written charter, and include a copy at least every three years (unless the charter is sooner modified).

•	Conduct an annual performance evaluation of the Committee.

•	Review the Committee charter annually and recommend modifications to the Board as needed.

•	Review earnings press releases, paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information, and discuss financial information and earnings guidance provided to analysts and rating agencies.

•	Obtain advice and assistance from outside legal, accounting or other advisors, as appropriate, in the sole discretion of the Committee, and determine the fees to be paid to any such advisors.

•	Discuss guidelines and policies with respect to risk assessment and risk management, including discussion of the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	Report regularly to the Board of Directors on any issues arising with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the qualifications, performance and independence of the external auditors, or the performance of the internal auditing function.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
•	The Committee may, from time to time as it deems appropriate, discuss with Company legal counsel matters that may have a material impact on the Company’s financial statements and compliance with legal requirements. The Committee shall receive any attorney’s report, required by law to be submitted to the Committee or the Board, of any evidence of a material violation of securities laws or breaches of fiduciary duty or similar violation by the Company or any agent thereof.

Management

•	Review and discuss with management and the external auditors the Company’s annual and quarterly financial statements and the “Management’s Discussion and Analysis” section of the Company’s annual and quarterly reports filed with the SEC.

•	Recognizing that the fundamental responsibility for the Company’s financial statements and disclosures rests with management, monitor major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and instances where management seeks second opinions on significant accounting matters.

•	Review management’s evaluation of the adequacy of the design and operation of the Company’s internal controls and procedures for financial reporting, any significant deficiencies or material weaknesses in such controls and procedures which could adversely affect the Company’s ability to timely record, process, summarize and report financial information required to be disclosed by the Company in the reports it files under the Securities Exchange Act of 1934, and the extent to which recommendations made by management, the external auditors and the internal auditors in light of any such deficiencies or weaknesses have been implemented.

Internal Auditors

•	Review the services provided by the Company’s internal auditing function, including:

•	The planned scope for the internal audit program, its objectives, and the staff required to attain these objectives.

•	Reports that detail the activities of the internal auditing function.

•	The working relationship between the internal auditing department and the external auditors.

•	The appointment and retention of the Vice President of Audit Services (review and approve).

•	Provide for periodic quality assurance reviews to ensure that the internal auditing function is operating in accordance with The IIA’s Standards for the Professional Practice of Internal Auditing.

External Auditors

•	Retain and terminate the external auditors (subject, if applicable, to ratification by the Company’s shareholders).

•	Review and have sole authority to approve the annual external audit engagement fees and terms, as further described under “Preapproval of Audit and Non-Audit Services” below.
•	Review and approve in advance the scope of non-audit professional services to be performed by the external auditors (to the extent such non-audit services may lawfully be performed under the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder) as well as the related fees, and consider the possible effect that these services could have on the independence of the external auditors.

•	Review the qualifications, performance and independence of the external auditors; and to this end, obtain and review annually a report by the external auditors describing:

•	the external auditors’ internal quality control procedures;

•	any material issues raised by the most recent internal quality-control review or peer review, of the external auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, and any steps taken to deal with any such issues; and

•	all relationships between the external auditors and the Company.

•	Report to the full Board of Directors annually on the Committee’s conclusions with respect to the qualification, performance and independence of the external auditors.

•	Review with the external auditors any audit problems or difficulties, and management’s response. This review shall cover any restrictions on the scope of the external auditors’ activities or on access to requested information, any significant disagreements with management, any accounting adjustments that were noted or proposed by the external auditors but were “passed” (as immaterial or otherwise), any communications between the external auditors and the external auditors’ national office respecting auditing or accounting issues presented by the engagement, and any “management” or “internal control” letter issued, or proposed to be issued, by the external auditors to the Company; and discuss with the external auditors the responsibilities, budget and staffing of the Company’s internal auditing function.

•	Set clear hiring policies for employees or former employees of the external auditors.

•	Take any reasonable measures that it determines to be appropriate to review whether requirements of law or the New York Stock Exchange are being met with regards to the rotation of personnel of its external auditors who performs services for the Company.

Preapproval of Audit and Non-Audit Services

•	The Committee shall approve in advance all auditing services (including without limitation the provision of comfort letters in connection with securities underwritings and merger and acquisition transactions) and, other than as provided below, non-audit services provided to the Company by the external auditors to the extent such non-audit services may be lawfully provided pursuant to the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder.

•	The Committee need not preapprove the provision of non-audit services if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant the preapprovals described above has been delegated by the Committee. The decisions of any such designated members to preapprove such services shall be presented to the Committee at its scheduled meetings.

•	Approval by the Committee of any non-audit services by the external auditors shall be disclosed in the Company’s periodic reports filed with the SEC.

•	The terms “audit” and “non-audit services” shall have the meanings assigned to them in the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder.